Exhibit 99.1

FORM OF INSTRUCTIONS AS TO USE OF

XOMA CORPORATION

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, YOUR BANK OR YOUR BROKER AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by XOMA Corporation, a Delaware corporation (the “Company”), to the holders of record (the “Recordholders”) of its common stock, par value $0.0075 per share (the “Common Stock”) and Series X Preferred Stock, as described in the prospectus supplement (and the accompanying prospectus) dated November 19, 2018 (the “Prospectus”).

In the Rights Offering, Recordholders as of 5:00 p.m., New York City time, on November 16, 2018 (the “Record Date”), are receiving at no charge, non-transferable subscription rights (the “Rights”) to subscribe for and purchase up to an aggregate of 1,538,462 shares of Common Stock and up to 1,538 shares of Series Y Preferred Stock (the “Rights Offering Shares”) pursuant to the Subscription Right (as defined below).

The Rights are evidenced by non-transferable Rights certificates (the “Rights Certificates”). The number of Rights to which you are entitled is printed on the face of your Rights Certificate.

The Rights will expire if not exercised prior to 5:00 p.m., New York City time, on December 14, 2018, unless extended by the Company (the “Expiration Time”).

Each Recordholder will receive 0.1148 Rights for each share of Common Stock owned of record as of 5:00 p.m., New York City time, on the Record Date. The total number of Rights issued to each Recordholder will be rounded down to the nearest whole number. Each whole Right allows the holder thereof to subscribe for one share of Common Stock at the cash price of $13.00 per share (the “Subscription Price”) (or an equivalent number of shares of Series Y Preferred Stock on the terms described in the Prospectus) (the “Subscription Right”). Any holder of greater than 9.9% of the outstanding number of shares of the Common Stock may elect to instead purchase non-voting Series Y Preferred Stock at a purchase price of $13,000 per share, and any such holder so electing would have a right to purchase one one-thousandth of a share of Series Y Preferred Stock for each share of Common Stock it had a right to purchase in the Rights Offering.

Each holder of Rights will be required to submit payment in full to the Subscription Agent for all the Rights Offering Shares such holder of Rights wishes to buy pursuant to the exercise of its Subscription Right, which must be received by the Subscription Agent prior to the Expiration Time.

The Company will not be required to issue Rights Offering Shares to you if the Subscription Agent does not receive your payment (whether delivered directly if you are a Recordholder or indirectly through your broker, dealer, custodian bank or other nominee if you are a beneficial owner but not a Recordholder) prior to the Expiration Time, regardless of when you send the subscription payment and related documents. The Company may extend the Expiration Time by giving oral or written notice to the Subscription Agent prior to the Expiration Time. If the Company elects to extend the Expiration Time, it will issue a press release announcing such extension.

YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE SUBSCRIPTION RIGHT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, PRIOR TO THE EXPIRATION TIME.

ONCE A HOLDER OF RIGHTS HAS EXERCISED ITS SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED.

RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME OF THE RIGHTS OFFERING WILL EXPIRE AND WILL BE OF NO VALUE.

1. Method of Subscription – Exercise of Rights.

To exercise Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Rights Offering Share subscribed for pursuant to the Subscription Right, to the Subscription Agent, prior to the Expiration Time. Payment of the Subscription Price will be held in a segregated account to be maintained by the Subscription Agent.

All payments must be made in U.S. dollars for the full number of Rights Offering Shares being subscribed for by:

(a) wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering as follows (the “Subscription Account”):

JPMorgan Chase Bank

55 Water Street, New York, New York 10005

ABA #021000021

Account # 530-354616

American Stock Transfer FBO Xoma Corporation, with reference to the rights holder’s name

Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by wire transfer.

(b) personal check, U.S. postal money order or bank draft payable to “AST (acting as subscription agent for XOMA Corporation).”

Payments will be deemed to have been received upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any bank draft drawn upon a U.S. bank or (iii) receipt of wire transfers of immediately available funds in the Subscription Account designated above.

If paying by uncertified personal check, please note that the funds paid thereby may take five or more business days to clear. Accordingly, holders of Rights who wish to pay the aggregate Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date and are urged to consider payment by means of wire transfer of funds.

All Rights Certificates, payments of the subscription price (other than wire transfers) and nominee holder certifications, to the extent applicable to your exercise of Rights, must be delivered by mail, hand or overnight courier to the Subscription Agent as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Reorganization Department

877-248-6417 or 718-921-8317

Delivery to an address other than the address above does not constitute valid delivery.

If you have any questions, require assistance regarding the method of exercising Rights or require additional copies of relevant documents, please contact the Information Agent, D.F. King & Co., Inc., at 48 Wall Street, New York, NY 10005, or by phone at 212-269-5550 or 866-721-1324.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf.

Brokers, custodian banks and other nominee holders who exercise the Subscription Right on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company as to the aggregate number of Rights that have been exercised pursuant to the Subscription Right by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting.

If you do not indicate the number of Rights being exercised, or do not forward full payment of the Subscription Price for all of the Rights you purport to exercise, then you will be deemed to have exercised your Rights with respect to the maximum number of whole Rights that may be exercised with the aggregate amount of Subscription Price you delivered to the Subscription Agent.

If the Company does not apply your full Subscription Price payment to your purchase of Rights Offering Shares, the excess subscription payment received by the Subscription Agent will be returned to you, without interest or penalty, as soon as practicable.

2. Issuance of Rights Offering Shares.

All Rights Offering Shares that you purchase in the Rights Offering will be issued in book-entry, or uncertificated, form. When issued, the Rights Offering Shares will be registered in the name of the Recordholder. As soon as practicable after the expiration of the Rights Offering (including after all prorations and adjustments contemplated by the terms of the Rights Offering, as described in the Prospectus, have been effected), the Subscription Agent will arrange for the issuance of the Rights Offering Shares allotted to the holders exercising their Subscription Rights in the Rights Offering.

As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering, as described in the Prospectus, have been effected, any excess subscription payment received by the Subscription Agent will be returned, without interest or penalty.

3. Non-Transferability of Rights.

The Rights are exercisable only by Recordholders, and you may not sell, transfer, assign or otherwise dispose of your Rights to anyone else.

4. Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless the Company, in its sole discretion, dispenses with proof of authority.

(c) Signature Guarantees. If you completed any portion of Form 2 of the Rights Certificate, your signature must be guaranteed by an eligible institution participating in the medallion guarantee program if you specify special delivery instructions.

5. Method of Delivery.

The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the holder of Rights. However, if you elect to exercise your Rights, the Company urges you to consider wire transfer of funds to ensure that the Subscription Agent receives your funds prior to the Expiration Time. If you send an uncertified check, payment will not be deemed to have been received by the Subscription Agent until the check has cleared, but if you send a bank draft drawn upon a U.S. bank or wire transfer funds directly to the Subscription Agent’s account, payment will be deemed to have been received by the Subscription Agent immediately upon receipt of such instruments or wire transfer. Any personal check used to pay for Rights Offering Shares must clear the appropriate financial institutions prior to the Expiration Time. The clearinghouse may require five or more business days. Accordingly, holders of Rights that wish to pay the Subscription Price by means of an uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure such payment is received and clears by such date.

6. Determinations Regarding the Exercise of Your Rights.

The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form and eligibility of the exercise of your Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Rights because of any defect or irregularity.

The Company will not accept any exercise of Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.

Neither the Company, the Subscription Agent nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Subscription Rights Certificates, and none of them will be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Rights if the Company determines that your exercise is not in accordance with the terms of the Rights Offering, as set forth in the Prospectus and these Instructions as to Use, or in proper form. The Company will also not accept the exercise of your Rights if the Company’s issuance of Rights Offering Shares to you could be deemed unlawful under applicable law.